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                                                                   Exhibit 10.3

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                              FOURTH AMENDMENT TO
                          FIRST AMENDED AND RESTATED
                  WAREHOUSING CREDIT AND SECURITY AGREEMENT
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THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND
SECURITY AGREEMENT (this "Amendment") is entered into as of this 14th day of July, 2000, by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $75,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Promissory Note in the principal sum of $75,000,000, dated as of August 9, 1999 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 9, 1999, as the same may have been amended or supplemented (the "Agreement");

WHEREAS, the Company has requested that the Lender extend the period for which the Commitment under the Agreement has been made, and amend certain other terms of the Agreement, and the Lender has agreed to such extension and amendment subject to the terms and conditions of this Amendment; and

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     The effective date ("Effective Date") of this Amendment shall be July
16, 2000.

2. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

3. All references to "The First National Bank of Chicago" are amended to refer to "Bank One, NA."

4. Section 1.1 of the Agreement is amended by deleting the following definitions in their entirety and replacing them with the following definitions:

        "ELECTRONIC ADVANCE REQUEST" means an electronic transmission through RFConnects Delivery containing the same information as Exhibit C-SF to this Agreement, together with the RFConnects Pledge Agreement, duly executed by the Company, and a list of the Mortgage Loans (including mortgagor's name, loan number and loan amount) to be funded with the Advance sent to the Lender by facsimile.

        "MATURITY DATE" shall mean the earlier of: (a) the close of business on October 15, 2000 as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.1 below.

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        "WET SETTLEMENT ADVANCE" means with respect to any Advance, the time from the date the Advance is made until the date of the Lender's receipt of the Collateral Documents as provided in
        Section 2.2(b) and the Exhibit referenced therein.

5. Section 2.4(b) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             Provided no Default or Event of Default exists, the Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Designated Bank Charges, any other Miscellaneous Charges and fees, including, but not limited to Commitment Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within 6 months of the month in which the benefit was received. Provided no Default or Event of Default exists, any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. Any Earnings Credit retained by the Lender as a result of a Default or Event of Default will be applied to the payment of the Company's Obligations in such order as the Lender will determine in its sole discretion. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

             Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section. No Notice is required for a termination of benefits as a result of a Default or Event of Default.

6. Section 3.3 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             3.3 DELIVERY OF ADDITIONAL COLLATERAL OR MANDATORY PREPAYMENT. At any time that the aggregate Collateral Value of the Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Company shall within 2 Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Collateral with a Collateral Value sufficient to cover the difference between the Collateral Value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, and/or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Collateral pledged hereunder.

7. Section 5.17 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

             5.17 YEAR 2000 COMPLIANCE. The Company has conducted a comprehensive review and assessment of the Company's computer applications and made inquiry of the

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        Company's key suppliers, vendors, customers, and Investors with respect to the Year 2000 Problem and based on that review and inquiry, the Company represents and warrants that the Year 2000 Problem has not resulted in and will not result in a material adverse change in the Company's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

8. Section 7.9 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             7.9    [INTENTIONALLY OMITTED].

9. Sections 8.1(f) and 8.1(g) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

             8.1(f) (1) An involuntary case is filed against the Company or any Subsidiary or any Guarantor under any applicable bankruptcy, insolvency or other similar federal or state law and is not dismissed or the order for relief stayed within 60 days after the date of filing; or (2) a court of competent jurisdiction appoints a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Subsidiary or any Guarantor, or over all or a substantial part of their respective properties; or

             8.1(g) (1) The Company or any Subsidiary or any Guarantor commences a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (2) the Company or any Subsidiary or any Guarantor consents to the entry of an order for relief or similar adjudication in an involuntary case, or requests or consents to the conversion to an involuntary case under any of those laws; or (3) the Company or any Subsidiary or any Guarantor consents to the appointment of or possession by a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Subsidiary or any Guarantor, or over all or a substantial part of their respective properties; or (4) the Company or any Subsidiary or any Guarantor makes an assignment for the benefit of creditors; or
        (5) the Company or any Subsidiary or any Guarantor fails, or admits in writing its inability, to pay its debts as those debts become due; or

10.     Section 8.1(u) of the Agreement is deleted in its entirety.

11. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the Commitment Amount for the time period from the Effective Date to and including September 30, 2000.

12. EXHIBIT I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to EXHIBIT I-SF shall be deemed to refer to the new EXHIBIT I-SF.

13. EXHIBIT M to the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT M attached to this Amendment. All references in the Agreement to EXHIBIT M shall be deemed to refer to the new EXHIBIT M.

14. EXHIBIT N to the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT N attached to this Amendment. All references in the Agreement to EXHIBIT N shall be deemed to refer to the new EXHIBIT N.

15. The Company must deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions;
(d) a current certified tax lien and


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judgment search of the appropriate public records for the Company and the
Guarantor, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (e) current Certificates of Good Standing of the Company; (f) current insurance information; (g) the Commitment Fee from the Effective Date through September 30, 2000; and (h) a $750 document production fee.

16. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all material respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

17. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                   MONUMENT MORTGAGE, INC.,
                                   a California corporation


                                   By:
                                      -----------------------------

                                   Its:
                                       ----------------------------


                                   RESIDENTIAL FUNDING CORPORATION,
                                   a Delaware corporation


                                   By:
                                      ------------------------------

                                   Its:
                                       -----------------------------


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STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

On, _____________________________, 2000 before me, a Notary Public, personally appeared ________________________________ the ______________________________ of
MONUMENT MORTGAGE, INC., a California corporation personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



                                              ---------------------------------
                                              Notary Public
               (seal)
                                              (SEAL) My Commission Expires:____


STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

On, _____________________________, 2000 before me, a Notary Public, personally appeared _______________________________ the _______________________________ of
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



                                              ---------------------------------
                                              Notary Public
               (seal)
                                              (SEAL) My Commission Expires:____


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                             CONSENT OF GUARANTOR
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The undersigned, being the Guarantor under the Guaranty dated as of August 9,
1999, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Note. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

The Guarantor hereby irrevocably waives any claim or other rights that the Guarantor may now have or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations hereunder, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other right, until the Guaranteed Debt has been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured. In addition, to the extent permitted by law, the Guarantor irrevocably releases and waives any such subrogation rights or rights of reimbursement, exoneration, contribution or indemnity if and to the extent any such right or rights would give rise to a claim under the U.S. Bankruptcy Code that payments or transfers to the Lender with respect to the Guaranteed Debt constitute a preference in favor of the Guarantor or a claim under the U.S. Bankruptcy Code that the preference is recoverable from the Lender.

The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to Lender and conforming to the Guaranty in connection with the foregoing Amendment.

                                     FiNET.COM, INC.,
                                     a Delaware corporation

                                     By:
                                         ------------------------------
                                     Its:
                                         ------------------------------


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STATE OF _____________)
                      ) ss.
COUNTY OF ____________)
On ___________________, 2000 before me, a Notary Public, personally appeared _________________________ the _________________ of FiNET.COM, INC., a Delaware

corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



                                              ---------------------------------
                                              Notary Public
               (seal)
                                              (SEAL) My Commission Expires:____



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